SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 19, 2003


                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       000-25032             25-1724540
  ----------------------------         --------------      -------------------
   (State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)                   File Number)         Identification No.)


        600 Mayer Street, Bridgeville, Pennsylvania               15017
     --------------------------------------------------------- -------------
       (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (412) 257-7600

Item 5.   Other Events.

          On March 19, 2003, Universal Stainless & Alloy Products, Inc. (the "Company"), announced that it was revising its earnings estimate for the first quarter ending March 31, 2003. The Company also held a conference call on March 19, 2003 to discuss the revisions to its estimate. During the conference call, management was asked to comment on the estimated level of sales necessary to achieve break-even operating income levels based on the current mix of shipments and sales prices. The Company believes quarterly sales approximating $20 million are required for the Company to break-even based on the assumptions described above.

          The press release, dated March 19, 2003, issued by the Company with respect to this matter is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

Item 7.   Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

             Exhibit 99.1          Press Release dated March 19, 2003.


                               Page 2 of 4 pages.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                   By:     /s/ Richard M. Ubinger
                                           -------------------------------------
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer

Dated:  March 19, 2003












                               Page 3 of 4 pages.

                                  EXHIBIT INDEX
                                  -------------


          Exhibit 99.1     Press Release dated March 19, 2003.














                               Page 4 of 4 pages.